EXHIBIT 1
                                                                       ---------


                             JOINT FILING AGREEMENT

                  Avenue Partners, LLC, a New York limited liability company; Avenue Capital Partners II, LLC, GL Partners II, LLC, Avenue Capital Partners III, LLC, GL Partners III, LLC and Avenue Capital Management II, LLC, each a Delaware limited liability company; Avenue Investments, LP, Avenue Special Situations Fund II, LP, and Avenue Special Situations Fund III, LP, each a Delaware limited partnership; Avenue International, Ltd., a Cayman Islands exempted company; and Marc Lasry, an individual, hereby agree to file jointly the statement on Schedule 13D to which this Agreement is attached and any amendments thereto which may be deemed necessary, pursuant to Regulation 13D-G under the Securities Exchange Act of 1934.

                  It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning any other party unless such party knows or has reason to believe such information is inaccurate. It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the statement on Schedule 13D, and any amendments thereto, filed on behalf of each of the parties hereto.

Dated:   November 29, 2004

                                       AVENUE INVESTMENTS, LP


                                       By:  Avenue Partners, LLC
                                            Its general partner


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member


                                       AVENUE PARTNERS, LLC


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                       AVENUE INTERNATIONAL, LTD.


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Director


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                                       AVENUE SPECIAL SITUATIONS FUND II, LP


                                       By:  Avenue Capital Partners II, LLC
                                            Its general partner


                                       By:  GL Partners II, LLC
                                            Its managing member


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                       AVENUE CAPITAL PARTNERS II, LLC


                                       By:  GL Partners II, LLC,
                                            Its managing member


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member


                                       GL PARTNERS II, LLC


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                       AVENUE SPECIAL SITUATIONS FUND III, LP


                                       By:  Avenue Capital Partners III, LLC
                                            Its general partner


                                       By:  GL Partners III, LLC
                                            Its managing member


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member

                                       AVENUE CAPITAL PARTNERS III, LLC


                                       By:  GL Partners III, LLC,
                                            Its managing member


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                       GL PARTNERS III, LLC


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                       AVENUE CAPITAL MANAGEMENT II, LLC


                                       By:  /s/ Marc Lasry
                                            ---------------------------
                                            Name:   Marc Lasry
                                            Title:  Managing Member



                                            /s/ Marc Lasry
                                            ---------------------------
                                            Marc Lasry, an individual